PRINCIPAL LIFE INSURANCE COMPANY
PRINCIPAL LIFE INSURANCE COMPANY SEPARATE ACCOUNT B

SUPPLEMENT DATED SEPTEMBER 30, 2009 TO
PROSPECTUS DATED MAY 1, 2009

This supplement updates information in the prospectus dated May 1, 2009 for Principal Freedom Variable Annuity 2 issued by Principal Life Insurance Company, as supplemented on May 7, 2009 and June 11, 2009. This supplement should be read in its entirety and kept together with your prospectus for future reference. If you would like another copy of the prospectus, write to Principal Financial Group, P.O. Box 9382, Des Moines, Iowa 50306-9382 or call 1-800-852-4450 to request a free copy. Certain terms used in this supplement have special meanings. If a term is not defined in this supplement, it has the meaning given to it in the prospectus.

Effective June 30, 2009, one of the underlying mutual funds changed its name from Principal Variable Contracts Funds
West Coast Equity Account to Principal Variable Contracts Funds Capital Appreciation Account.

On page 1, under Principal Variable Contracts Funds – Class 1, please replace the West Coast Equity Account with the
Principal Capital Appreciation Account.

On page 8, please replace Principal VCF West Coast Equity Account – Class 1 with Principal VCF Principal Capital
Appreciation Account – Class 1 under the underlying mutual funds table.

TABLE OF SEPARATE ACCOUNT DIVISIONS

Please delete the West Coast Equity Division from the Table of Separate Account Divisions which begins on page 39 and add the following information about the Principal Capital Appreciation Division:

PRINCIPAL CAPITAL APPRECIATION DIVISION

Invests in:	Principal Variable Contracts Funds Principal Capital Appreciation Account – Class 1
Investment Advisor:	Edge Asset Management, LLC through a sub-advisory agreement with Principal
Management Corporation
Investment Objective:	seeks to provide long-term growth of capital.